..

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 20, 2024
INDIE SEMICONDUCTOR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40481	88-1735159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

32 Journey Aliso Viejo, California	92656
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 608-0854
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	INDI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

.

..
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2024, Thomas Schiller, Chief Financial Officer and Executive Vice President, Strategy of indie Semiconductor, Inc. (the “Company”) notified the Company that he is taking a temporary medical leave of absence, effective immediately. The Company wishes Mr. Schiller well during his leave and looks forward to his return.

Effective immediately, the Board of Directors of the Company has appointed Raja Bal, the Company’s Chief Accounting Officer, to serve as the acting Chief Financial Officer and principal financial officer. Mr. Bal also will continue to serve as the Company’s Chief Accounting Officer and principal accounting officer.

Mr. Bal, 48, joined the Company in January 2020 as the Senior Vice President, Finance and Controller. In December 2022, Mr. Bal was appointed as the Company's Chief Accounting Officer leading the Company’s accounting and finance operations. Prior to joining indie, Mr. Bal served as Operating Partner and Chief Financial Officer for True North Venture Partners and its wholly-owned portfolio companies from October 2017 to December 2019 and as Vice President and Chief Financial Officer for GT Advanced Technologies from January 2014 to October 2017. Previously, Mr. Bal served as Corporate Controller and Treasurer for Skyworks Solutions, where he held finance roles with increasing responsibility. He also has held finance positions with Lucent Technologies and Ernst & Young. Mr. Bal holds a CPA accounting designation, a Master of Management Analytics from Queen’s University’s Smith School of Business, and a Bachelor of Commerce degree from the University of Ottawa's Telfer School of Management.

Mr. Bal has no family relationships that would require disclosure under Item 401(d) of Regulation S-K in this Current Report on Form 8-K, and there is no arrangement or understanding between Mr. Bal and any other person, pursuant to which Mr. Bal was selected as acting Chief Financial Officer and principal financial officer that would require disclosure under Item 401(b) of Regulation S-K. Mr. Bal neither is a party to, nor does he have any direct or indirect material interest in, any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K in this Current Report on Form 8-K.

.

..
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIE SEMICONDUCTOR, INC.

June 20, 2024	By:	/s/ Donald McClymont
		Name:	Donald McClymont
		Title:	Chief Executive Officer (Principal Executive Officer)
.